UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 15, 2015

II-VI Incorporated

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania

(State or Other Jurisdiction

of Incorporation)

0-16195	25-1214948
(Commission File Number)	(IRS Employer Identification No.)

375 Saxonburg Boulevard, Saxonburg, Pennsylvania	16056
(Address of Principal Executive Offices)	(Zip Code)

(724) 352-4455

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 15, 2015, the Board of Directors of II-VI Incorporated (the “Company”) elected William Schromm to serve as a member of the Board of Directors, effective immediately. Mr. Schromm will serve as a Class Three Director, with his current term expiring at the Company’s 2017 annual shareholders’ meeting. Mr. Schromm brings over 34 years of insight into areas including operations, marketing and engineering management, and will bring experience regarding the semiconductor industry. The Board of Directors has determined that Mr. Schromm qualifies as an independent director under NASDAQ listing standards and related rules and regulations of the Securities and Exchange Commission.

Mr. Schromm has served in various roles for the past 16 years at ON Semiconductor Corporation (NASDAQ: ON), a leading manufacturer of energy-efficient, low-cost, high-volume analog, logic and discrete semiconductors, which was separated from Motorola in 1999. Mr. Schromm has served as Executive Vice President and Chief Operating Officer since 2014; prior to that time he served as Senior Vice President, Operating Systems and Technology from 2012 to 2014 and as Senior Vice President, General Manager, Computing and Consumer Products from 2006 to 2012. Prior to joining ON Semiconductor Corporation, he worked for 19 year at Motorola in various roles, including Process Engineer, Product Manager, Operations Manager and Marketing Director.

In connection with his appointment to the Board, and consistent with the Board’s current compensation arrangements for non-employee directors, Mr. Schromm will be eligible to receive the Company’s standard annual cash compensation for non-employee directors, on a pro-rated basis for the remainder of 2015. For the Company’s 2016 fiscal year, Mr. Schromm will be eligible to receive the Company’s standard compensation for non-employee directors, which in addition to a cash retainer includes grants of restricted stock and stock option award, and reimbursement of expenses.

There were no arrangements or understandings between Mr. Schromm and any other person pursuant to his election as a director, and there are and have been no transactions since the beginning of the Company’s last fiscal year, or currently proposed, regarding Mr. Schromm that are required to be disclosed by Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

II-VI INCORPORATED
(Registrant)

Date: April 16, 2015	By:	/s/ David G. Wagner
David G. Wagner
Vice President, Human Resources